Exhibit 24

                          SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas P. O'Neill, III do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                    /s/ Thomas P. O'Neill, III      (SEAL)
                                    --------------------------------
                                        Thomas P. O'Neill, III


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd of March,
2000

                                    /s/ James Q. Crowe     (SEAL)
                                    -----------------------
                                        James Q. Crowe



                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ David C. McCourt    (SEAL)
                                    ------------------------
                                        David C. McCourt


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael B. Yanney do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Michael B. Yanney       (SEAL)
                                    ----------------------------
                                        Michael B. Yanney


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                      /s/ Richard R. Jaros    (SEAL)
                                      ------------------------
                                          Richard R. Jaros


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Alfred Fasola do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd of March, 2000.

                                    /s/ Alfred Fasola         (SEAL)
                                    -------------------------
                                        Alfred Fasola


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Stuart E. Graham         (SEAL)
                                    ----------------------------
                                        Stuart E. Graham

Witness:


/s/ Camille D'Alessandro
------------------------------
Camille D'Alessandro


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Eugene Roth           (SEAL)
                                    -------------------------
                                        Eugene Roth

Witness:


/s/ Pearl Morrell
---------------------------
Pearl Morrell


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. May do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Thomas J. May         (SEAL)
                                    -------------------------
                                        Thomas J. May

Witness:


/s/ Carol Batchelder
--------------------------
Carol Batchelder


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                              /s/ Water Scott, Jr.       (SEAL)
                              --------------------------
                                  Walter Scott, Jr.


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael A. Adams do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Michael A. Adams        (SEAL)
                                    ---------------------------
                                        Michael A. Adams


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Edward S. Harris do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and owers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 7th day of March, 2000.

                                    /s/ Edward S. Harris        (SEAL)
                                    ---------------------------
                                        Edward S. Harris


                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Levitt do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                    /s/ Michael J. Levitt        (SEAL)
                                    ---------------------------
                                        Michael J. Levitt

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, William D. Savoy do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect on or about March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 7th day of March, 2000.

                                    /s/ William D. Savoy        (SEAL)
                                    ---------------------------
                                        William D. Savoy